Bankwell Financial Group 3Q19 Investor Presentation

Safe Harbor This presentation may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. 2

3Q19 Highlights

3Q19 Highlights • Reported Net Income of $4.1 million, or $0.52 earnings per share • Improved deposit pricing and mix: • Reduced rates on key Consumer and Business deposit products • Realized growth in non-interest bearing accounts from successful Treasury Management efforts • Reduced reliance on Wholesale funding to 20.9% of our balance sheet1 • Capitalizing on our Liability-sensitive balance sheet • Flat quarter over quarter loan balance • Maintained pricing discipline on originations • Prepayments continue, although at a slower pace than previous quarters • The orderly resolution of the “Quarry Loans”2 continues according to plan; SBA Guarantee claim submitted; collection pending • The Company’s Board of Directors declared 4Q19 dividend of $0.13 per share 1 Wholesale ratio includes Brokered deposits, National Listing Service CDs (NLS) and FHLB Borrowings; calculated on Bank balances (not consolidated) 2 See BWFG’s 4Q’18 Earnings Release and related Investor Presentation for “Quarry Loans” background 4

Funding Cost

Bankwell poised to take advantage of favorable landscape

- Fed cut target Fed Funds rates three times in 2019, a total reduction of 75 basis points
- Bankwell's liability-sensitive balance sheet well positioned to capture benefits of reduced short-term rates
- Lowered rates on key Consumer and Business deposit products late in the third quarter
- Expanded Treasury Management is driving non-interest bearing deposit growth

Potential impact of incremental price reductions on key products' September 30th deposit balances

Incremental Price Reduction	Estimated EPS Benefit
-5 bps	~ $0.02
-10 bps	~ $0.05
-15 bps	~ $0.07

Net interest margin (NIM) approaching inflection point, full benefit from funding cost decrease still to be realized

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Funding Mix 3Q19 Deposit Mix Wholesale Funding Trends 2 $1.9B 30.00% 1.8 12.2% $1.6B 1.6 25.00% 1.4 1.2 24.9% 1 20.00% 0.8 20.9% 0.6 15.00% 87.8% 0.4 0.2 0 10.00% 2016 3Q19 Non Int Bearing Int Bearing Assets Wholesale Ratio 1 • Core Deposits ended at a record high • Successful asset growth while of $1.23 billion shrinking reliance on wholesale • Treasury Management balances grew funding to $95 million, a 19% annualized rate 1 Wholesale ratio includes Brokered deposits, National Listing Service CDs (NLS) and FHLB Borrowings; calculated on Bank balances (not consolidated) 6

Impact of Hedging on Tangible Book Value • Bankwell actively manages interest rate risk related to its funding sources with interest rate swaps • The interest rate swaps are marked to market each quarter, with the unrealized gains or losses recognized in other comprehensive income • In 2019, falling long term interest rates1 have increased the unrealized loss positions on Bankwell’s interest rate swaps, negatively impacting TBV by $1.61 / share • As long term rates rise, the impact to other comprehensive income is reversed Tangible Book Value (TBV) Per Share Walk Bankwell’s current $1.87 interest rate swaps will cause decreases to other $0.41 $22.06 $0.39 $22.34 comprehensive income $1.61 in a falling rate environment and increases in a rising rate environment 2018 Net Income Dividends Int Rate Swaps All Other 3Q19 1 Based on the September 30th Treasury Yield Curve values 7

3Q19 Performance

3Q19 Results Quarter Year to Date • Net Income $4.1 million $14.7 million Profitability • Return on Average Assets 0.87% 1.05% • Return on Average Equity 9.12% 11.06% • $1.6 billion of gross loans Balance Sheet • $1.5 billion of deposits • $12 million of assets per employee • Dividend of $0.13 per share paid Tier 1 Leverage 10.88% Capital • $22.34 Tangible Book Value CET1 / RWA 12.65% Total Capital / RWA 13.47% • Considered “Well Capitalized”1 1 Ratios presented represent Bank ratios 9

3Q Consolidated Statement of Income 1 Dollars in millions 2019 2018 QoQ Notes Total Interest Income $20.5 $20.5 $0.0 Net Interest Income Total Interest Expense $7.5 $6.3 $1.2 • 2019 Interest Income supported by incremental fees from loan Net Interest Income $13.0 $14.2 $(1.2) prepayments Provision for Loan Losses $0.8 $0.3 $0.5 • Rising deposit costs reflected in Interest Expense Net Interest Income after Provision $12.2 $13.9 $(1.7) Non Interest Income Non Interest Income $1.6 $0.9 $0.7 • Increased loan sales in 2019 Non Interest Expense $8.7 $8.9 $(0.2) Non Interest Expense Pre-Tax Income $5.1 $5.9 $(0.8) • Received credit from the FDIC Income Tax Expense $1.0 $1.1 $0.0 insurance fund Reported Net Income $4.1 $4.9 $(0.8) EPS $0.52 $0.62 $(0.10) 1 Variances are rounded based on actual whole dollar amounts 10

3Q YTD Consolidated Statement of Income 1 Dollars in millions 2019 2018 QoQ Notes Total Interest Income $63.0 $58.5 $4.5 Net Interest Income Total Interest Expense $22.1 $16.7 $5.5 • Higher average earning assets year over year along with Net Interest Income $40.9 $41.9 $(1.0) incremental fees from loan prepayments Provision for Loan Losses $0.1 $0.6 $(0.5) • Rising deposit costs more than offset Interest Income growth Net Interest Income after Provision $40.8 $41.2 $(0.5) Non Interest Income • Increased loan sales in 2019 Non Interest Income $4.2 $3.3 $0.9 • Fees related to loan-related Non Interest Expense $26.4 $26.8 $(0.4) Swaps Non Interest Expense Pre-Tax Income $18.5 $17.7 $(0.9) • Lower marketing expenses (2018 included elevated spend due to Income Tax Expense $3.8 $3.5 $0.3 new branch activity) Reported Net Income $14.7 $14.2 $0.6 • Received credit from the FDIC insurance fund EPS $1.87 $1.80 $0.07 1 Variances are rounded based on actual whole dollar amounts 11

3Q Consolidated Balance Sheet 1 Dollars in millions 3Q19 4Q18 V Notes Cash & Cash Equivalents $83 $78 $5 All Other Assets Investment Securities $106 $117 $(11) • Change in lease accounting standards Loans Receivable, net $1,549 $1,587 $(38) now requires on balance sheet recognition of All Other Assets $121 $92 $29 leases Total Assets $1,859 $1,874 $(15) Total Deposits Total Deposits $1,470 $1,502 $(32) • Wholesale deposits down $37 million, year to date FHLB Advances & Other Borrowings $175 $185 $(10) Other Liabilities Other Liabilities $37 $12 $25 • Change in lease accounting standards Total Liabilities $1,683 $1,699 $(17) now requires on balance sheet recognition of Equity $176 $174 $2 leases Total Liabilities & Equity $1,859 $1,874 $(15) 1 Variances are rounded based on actual whole dollar amounts 12

Financial Performance Trends Net Income Revenue • Deposit cost pressure on NIM $59.0 $60.2 subsiding in 3Q given reductions in Retail deposit $51.8 $46.3 pricing as well as lower $45.1 Wholesale balances $34.7 • 2019 NIM is benefitting from approximately $2.2 million in fees associated with elevated loan prepayments Dollars in millions $17.4 $14.7 $12.4 $13.8 • The 2019 Efficiency Ratio is $9.0 $4.6 58.3%, in part benefitting from increased revenue due to loan 2014 2015 2016 2017 2018 3Q19 prepayments as well as YTD continued disciplined expense management EPS $0.78 $1.21 $1.62 $1.78 1 $2.21 $1.87 Efficiency • Non-Interest Expense as a Ratio 68.7% 62.3% 56.5% 54.9% 59.2% 58.3% percentage of Average Assets is NIM 3.84% 3.77% 3.54% 3.30% 3.18% 3.07% 1.89% Non Interest Exp / Assets 2.94% 2.42% 2.03% 1.88% 1.93% 1.89% 1 4Q’17 EPS reduced by $0.26 due to the impact of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items; on a “core” basis, 2017 EPS is $2.03, please refer to BWFG’s 4Q’17 Earnings Release for further detail 13

Loan Trends Dollars in millions Loan Volume Prepayments $424 Quarter 2017 2018 2019 $400 $402 1Q $24 $7 $53 2Q $25 $33 $71 $321 $307 $306 $308 3Q $11 $17 $27 4Q $29 $62 Total $89 $119 $151 $220 $211 Avg / Qtr $22 $30 $50 $147 • Healthy 2019 originations in a competitive environment • Elevated prepayments beginning in 4Q18 • A review of prepayments since 2015 2016 2017 2018 3Q19 YTD 4Q18 indicates ~75% not related to loan refinancings Originations Fundings 14

Portfolio Metrics

Financial Snapshot Dollars in thousands, except per share data 2014 2015 2016 20171 2018 3Q19 YTD Total assets $1,099,531 $1,330,372 $1,628,919 $1,796,607 $1,873,665 $1,858,542 Net loans $915,981 $1,129,748 $1,343,895 $1,520,879 $1,586,775 $1,548,988 Loans to deposits 110.7% 109.1% 105.6% 110.1% 106.4% 105.9% Efficiency ratio 68.7% 62.3% 56.5% 54.9% 59.2% 58.3% Non interest expense / Avg. assets 2.94% 2.42% 2.03% 1.88% 1.93% 1.89% Net interest margin 3.84% 3.77% 3.54% 3.30% 3.18% 3.07% Total capital to risk weighted assets 13.55% 13.39% 12.85% 12.19% 12.50% 13.47% Return on average equity 5.13% 6.76% 8.94% 8.93% 10.19% 11.06% Tangible book value per share $16.35 $17.43 $18.98 $20.59 $22.06 $22.34 Net interest income $31,660 $42,788 $49,092 $54,364 $56,326 $40,879 Net income $4,568 $9,030 $12,350 $13,830 $17,433 $14,744 EPS (fully diluted) $0.78 $1.21 $1.62 $1.78 $2.21 $1.87 1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail 16

Loan Portfolio Dollars in millions $1,605 $1,800 $1,543 $1,564 $65 $1,600 $1,366 $153 $1,400 $1,148 $156 $1,200 $930 $1,000 $800 $941 $600 $400 $90 $159 $200 $0 2014 2015 2016 2017 2018 3Q19 Residential Mortgages/Consumer (CAGR -4%) Construction (CAGR 8%) Commercial Mortgage (CAGR 20%) Commercial Mortgage Owner Occupied (CAGR 4%) Commercial & Industrial (CAGR 9%) Commercial Lines of Credit (CAGR 7%) 17

Asset Quality NPAs to Total Assets 0.75% reported 0.53% reported 0.39% 0.38% 0.31% 0.20% 0.38% 0.43% 2014 2015 2016 2017 2018 3Q19 For the respective reporting periods, values above the dotted boxes include the Quarry Loans, the values in the solid boxes exclude the Quarry Loans • 2018 increase of NPAs primarily attributable to the Quarry Loans1 • NPAs ended 3Q19 at $9.9 million, down from a high of $23.3 million in 2Q18 • $1.9 million of 3Q19 NPAs pertain to the Quarry Loans; balance represents the SBA guaranteed portion • Excluding the Quarry Loans, Bankwell’s remaining NPAs are $8.0 million, or 43 basis points of total assets, in line with historical performance NPAs approaching historical norms 1 See BWFG’s 4Q’18 Earnings Release and related Investor Presentation for “Quarry Loans” background 18

Loan Portfolio Consumer Loans / Other 0.66% Commercial Const. Residential 5.75% • Portfolio oversight 9.53% provided by team of 13 skilled credit analysts and portfolio managers, most C&I with > 20 years’ 13.95% experience • Concentration actively managed, with no single relationship representing CRE Owner more than 5.4% of total Occupied loan volume at September 10.35% 30th, 2019 CRE Investor 59.78% 19

CRE Loan Portfolio 1 Dollars in millions Special Use Industrial 3.27% Warehouse Retail Composition $ % 9.71% Retail2 $190 59.27% Mixed Use Grocery $73 22.92% 10.58% Retail Pharmacy $30 9.35% 29.23% Gas / Auto Services $14 4.25% Restaurant $13 4.21% MultiFamily 11.71% Total Retail $321 100.00% • Average deal size is $2.1MM Residential 2.79% Office Composition $ % Other Office (primarily suburban) $224 71.14% 3.96% Office Medical $89 28.19% 28.74% Condo $2 0.67% • Property Type mix continues to show well diversified exposure Total Office $315 100.00% • Average deal size is $2.2MM • ~ 50% of all CRE loans have recourse3, non recourse loans generally require lower LTV and higher DSC 1 Includes Owner Occupied CRE, does not include Construction 2 Comprised primarily of neighborhood and convenience centers, typically characterized by: size up to 125,000 sq. ft.; convenience and service oriented 20 3 Based on dollar volume

CRE Loan Portfolio 1 Geography Distribution CRE to Risk Based Capital Ratio GA MS 480% 1.53% 471% 1.59% 465% NC All Other 1.67% 9.28% 440% PA 1.81% NY 12.59% CT 71.53% 2016 2017 2018 3Q19 • Proven track record as CRE Lender with strong risk management practices in place • Continued focus in primary market of the tri-state area • CRE Retail loans have an average LTV of less than (CT/NY/NJ) but maintaining diversification by following 60% and an average DSCR of at least 1.6x strongest customers to growth markets • No significant exposure to any one retailer and no • 2 Of the CT-based loans, 62% are in Fairfield County exposure to bankrupt retailers 1 Includes Owner Occupied CRE, does not include Construction 2 Based on dollar volume 21

Deposits Dollars in millions $1,502 $1,470 $1,600 $1,398 $1,289 $1,400 $643 $1,200 $1,047 $1,000 $835 $800 $411 $600 $176 $400 $239 $200 $0 2014 2015 2016 2017 2018 3Q19 Checking Savings Money Market Time Deposits 3Q19 Wholesale Ratio down to 20.9% 22

Bankwell Overview

Bankwell’s Milestones Named a “ Top 100 Best $1.9 Performing Community Bank of 2016”1 2016 2019 Founded third bank, 5 Year Stamford First Bank, anniversary of a division of The BWFG on Bank of New Canaan $1.1 2018 NASAQ Opened 3 new Holding Company 2010 branches in formed (BNC 2014 Fairfield Financial Group) County Founded 2007 Bankwell acquires Bankwell stock price The Bank of 2013 Quinnipiac Bank & grew 53% since May Trust Company 2 New Canaan The banks merge 2014 IPO 2002 into “Bankwell”; $0.2 Acquires The 2008 Wilton Bank Founded second Assets bank, The Bank ($B) of Fairfield 1 Bankwell was named one of the “Top 100 Best Performing Community Banks of 2016” between $1 billion and $10 billion in assets nationwide based on certain metrics for the year ended December 31, 2016 by S&P Global Market Intelligence 24 2 as of September 30th, 2019

Bankwell Profile

Company Overview

NASDAQ: BWFG

- Connecticut-based $1.9 billion bank, with focus on CRE and C&I lending
- 12 existing branches in Fairfield & New Haven Counties
- Excluding the 3 branches opened in 2Q18, BWFG has $159 million deposits per branch; highest in Fairfield & New Haven Counties[1]
- Our core market of Fairfield County (the Bridgeport-Stamford-Norwalk MSA) is the premier Connecticut location, highlighted by:



New Preston
Washington
Bethlehem
Thomaston
Bristol
New Milford
Roxbury
Woodbury
Waterbury
Wolcott
Southington
Pawling
Patterson
Southbury
Naugatuck
Prospect
Cheshire
Meriden
Lake Carmel
Carmel
New Fairfield
Brookfield
Beacon Falls
Wallingford
Brewster
Danbury
Bethel
Newtown
Seymour
North Haven
Hamden
Woodbridge
Ansonia
Derby
North Salem
Somers
Monroe
New Haven
East Haven
West Haven
North Branford
Redding
Ridgefield
Easton
Lewisboro
Weston
Trumbull
Milford
Kisco Bedford
Wilton
Bridgeport
Fairfield
New Canaan
Westport
Norwalk
Darien
Greenwich
Stamford
Port Chester
Existing branches (12)
Fairfield County

- \+ Most affluent MSA in the Nation in per capita personal income (PCPI)[2]
- \+ 4 of the top 25 wealthiest towns in the U.S.[3]
- \+ Headquarters of 9 Fortune 500 companies[4]
- \+ Home to the two largest hedge funds in the U.S.[5]

[1] Source: S&P Global Market Intelligence's *Branch Competitors & Pricing Report* as of 6/30/19, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)

[2] Source: Bureau of Economic Analysis' *Metropolitan Area Table*, contained within the *Local Area Personal Income, 2017* news release 11/15/18

[3] Source: Bloomberg: *These Are the Wealthiest Towns in The U.S.*, 2/13/19

[4] Source: Fortune.com: *2019 Fortune 500*

[5] Source: Business Insider: *The 10 Biggest Hedge Funds in the U.S.*, 5/18/18

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Why Bankwell?

Growth	• Proven track record of quality loan originations • Tangible Book Value growth of 37% since 2014 IPO • Operates in premiere markets
Risk Management	• Strong credit culture; prudent, conservative credit standards • Historically low NPLs / NPAs with low charge-offs • Diverse product experience in CRE, C&I, Residential & Consumer
Performance	• Bankwell stock price grew 53% since May 2014 IPO[1] • Strong Net Income growth; quarterly dividends paid since 4Q'15 • Capital ratios put BWFG well above "well capitalized"
Management	• Performance-driven, highly experienced Management Team • Strong BOD comprised of a broad cross-section of Subject Matter Experts • ~16% "Insider Ownership" of the Bank[1,2]

Outperformed KBW Regional Banking Index by 10% since '14 IPO[1]

[1] as of September 30th, 2019

[2] Insider Ownership defined as current BWFG Board Members and Executive Management team

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Management Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke President & CEO *(since 2015)*	25+	• Founding investor of Bankwell's precursor, Bank of New Canaan, member of BoD and ALCO Committee 2009 to 2012 • 20 year Investment Banking career focused on financial institutions, securitizations and interest rate risk management • Management positions include Chief Operating Officer of Greenwich Capital Markets
Penko Ivanov EVP & CFO (*since 2016*)	25+	• Previous CFO roles with Darien Rowayton Bank & Doral Bank's US Operations • Proven track record in building, improving and overseeing all areas of Finance, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functions • Prior experience includes 8 years with GE Capital in various finance roles
Heidi S. DeWyngaert EVP & Chief Lending Officer (*since 2004*)	30+	• Previously at Webster Bank, managing the Fairfield County Commercial Real Estate group • 10 years as Vice President for CRE at First Union National Bank
Christine A. Chivily EVP & Chief Risk & Credit Officer (*since 2013*)	30+	• Previously a Risk Manager for CRE and C&I at Peoples United Bank • SVP/Senior Credit Officer at RBS Greenwich Capital Markets (11 years); Director - Northeast Region, Multifamily at Freddie Mac (5 years); Manager, Loan Servicing - Distressed Assets at M&T Bank
Laura J. Waitz EVP & Chief of Staff (*since 2017*)	30+	• Previously Senior Managing Director, Global Head of Human Resources at The Blackstone Group (9 years) • Also at Citi Alternative Investments as MD & Global Head of Compensation & at Deutsche Bank as Head of Compensation (Americas) & as Global Compensation Mgr. for Private Equity & Investment Bank

Experienced management team with a diverse, non-community banking background

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Thank You & Questions